UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 21, 2014

APOLLO MEDICAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-25809	46-3837784
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

700 N. Brand Blvd., Suite 220, Glendale, CA 91203

(Address of principal executive offices) (zip code)

(818) 396-8050

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

The purpose of this Current Report on Form 8-K/A is to amend the Current Report on Form 8-K of Apollo Medical Holdings, Inc. (the “Company”), filed with the Securities and Exchange Commission (the “SEC”) on August 13, 2014 (the “Original Filing”), as such Original Filing was amended by a Current Report on Form 8-K/A filed with the SEC on October 6, 2014 (“Amendment No. 1”). The Original Filing described the July 21, 2014 acquisition of Southern California Heart Centers, a Medical Corporation, a medical group that provides professional medical services in Los Angeles County, California (“SCHC”), pursuant to a purchase agreement, by and among SCHC, the shareholders of SCHC (the “Sellers”) and a Company affiliate, SCHC Acquisition, A Medical Corporation (the “Affiliate”), which purchase agreement was filed with the SEC on August 14, 2014 as Exhibit 2.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2014. Amendment No. 1 updated the Original Filing to include certain financial information. This Form 8-K/A describes the office lease that was entered into in connection with the SCHC acquisition. Except as specifically amended herein, the Original Filing remains unchanged.

Item 1.01 Entry Into a Material Definitive Agreement.

In connection with the SCHC acquisition, pursuant to a lease dated July 22, 2014 (the “Lease”), Apollo Medical Management, Inc. (“AMM”), a subsidiary of the Company, leases the first and second floors of a building in the greater Los Angeles area (the “Premises”) from Numen, LLC, a California limited liability company (the “Landlord”). The Premises consists of 8,766 rentable square feet, and the base rent is $32,872.50 per month (or $3.75 per rentable square foot per month), which is adjusted each year based upon the percentage change in the Consumer Price Index for the Los Angeles/Orange/Riverside regions. The Lease terminates on July 22, 2024, subject to a reduction in the term to seven years upon the occurrence of certain events during the first five years of the term.

The foregoing description of the Lease is qualified in its entirety by reference to the Lease, a copy of which is filed as Exhibit 10.01 hereto and the terms of which are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.01 Lease Agreement, dated July 22, 2014, by and between Numen, LLC and Apollo Medical Management, Inc.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO MEDICAL HOLDINGS, INC.

Dated: December 5, 2014	By:	/s/ Warren Hosseinion
Name: Warren Hosseinion
Title: Chief Executive Officer